SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 23, 2007
FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-12379 (Commission File Number)	31-1042001 (IRS Employer Identification No.)

300 High Street Hamilton, Ohio (Address of principal executive offices)		45011 (Zip Code)
Registrant’s telephone number, including area code: (513) 979-5782
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 2.02 Results of Operations and Financial Condition.
On October 23, 2007, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the third quarter of 2007. A copy of the earnings press release is attached as Exhibit 99.1.
First Financial Bancorp. does not intend for this Item 2.02 or Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.
The earnings press release includes two non-GAAP financial measures. The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.” The second appears in the tables entitled “Additional Data” at the bottom of the “Consolidated Statements of Income” and “Consolidated Quarterly Statements of Income” pages. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income — tax equivalent.” The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

		Three Months Ended				Nine Months Ended
	Sep. 30,	June 30,	March 31,	Dec. 31,	Sep. 30,	September 30,
	2007	2007	2007	2006	2006	2007	2006
				(Dollars in thousands)
Net interest income	$29,417	$29,601	$30,403	$30,104	$30,823	$89,421	$94,969
Tax equivalent adjustment	564	580	576	712	586	1,720	1,943

Net interest income — tax equivalent	$29,981	$30,181	$30,979	$30,816	$31,409	$91,141	$96,912

Average earning assets	3,007,663	2,988,674	2,992,294	3,021,694	3,109,040	2,996,267	3,153,661

Net interest margin*	3.88%	3.97%	4.12%	3.95%	3.93%	3.99%	4.03%
Net interest margin (fully tax equivalent)*	3.95%	4.05%	4.20%	4.05%	4.01%	4.07%	4.11%

Margins are calculated using net interest income annualized divided by average earning assets.

Item 9.01 Exhibits.
(c)	Exhibit:
The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
99.1	First Financial Bancorp. Press Release dated October 23, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.
By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President and Chief Financial Officer

Date: October 24, 2007

Form 8-K	First Financial Bancorp.
Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. Press Release dated October 23, 2007.